Fees Summary	Apr. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 64,800,590.63
Previously Paid Amount	0.00
Total Fee Amount	8,948.96
Total Offset Amount	261.04
Net Fee	$ 8,687.92